                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 31, 2000

                         COMMISSION FILE NUMBER 0-29369


                       CREATIVE TECHNOLOGIES HOLDINGS INC.
                 ---------------------------------------------
                 (Name of Small Business Issuer in its charter)


                Nevada                                  88-0409146
   -------------------------------                  -------------------
   (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                  Identification No.)


1900 Avenue of the Stars, Suite 1635
      Los Angeles, California                              90067
-----------------------------------------                ---------
(Address of principal executive offices)                 (Zip code)



                        Morning Splendor Management, Inc.
                          1105 Terminal Way, Suite 202
                               Reno, Nevada 89502
                 ----------------------------------------------
                 (Former name, former address and former fiscal
                      year, if changed since last report.)

Item 1.  Changes in Control of Registrant

     On October 31, 2000, there was a change in control of Registrant. Morgan & Lynch, a corporation, acquired 8,500,000 shares of the common stock of Registrant in exchange for all of the issued and outstanding shares of stock owned by it in Creative Technology & Interactive Entertainment Group, Inc. Creative Technology & Interactive Entertainment Group, Inc. owns 70% of the issued and outstanding shares of stock of the corporation known as Creative Technology & Entertainment Group, Inc., a Nevada corporation. Pursuant to the Plan and Agreement of Reorganization, at the closing, the name of Registrant was changed from Morning Splendor Management, Inc. to Creative Technology Holdings Inc., and Morgan & Lynch nominated certain new officers and directors. The number of percentage of the shares of common stock owned of record and beneficially by Morgan & Lynch, the majority shareholder, and each officer and director of Registrant, individually and as a group, are as follows:


                                             Number of Shares         Percentage of
Name and Address                             of Common Stock          Common Stock
of Owner                                     Owned                    Owned
----------------                             ----------------         -------------
Morgan & Lynch, Inc.                             8,500,000                   85%
1900 Avenue of the Stars
Suite 1635
Los Angeles, CA 90067

Roy Rayo                                                 0                    0%
1900 Avenue of the Stars
Suite 1635
Los Angeles, CA 90067

Claudine Montenegro                                      0                    0%
1900 Avenue of the Stars
Suite 1635
Los Angeles, CA 90067

All officers and directors
as a group [2 individuals]                               0                    0%



Item 2.  Acquisition or Disposition of Assets

     (a) On October 31, 2000, there was a closing under the Plan and Agreement of Reorganization by and between Creative Technology & Interactive Entertainment Group, Inc., Morning Splendor Management, Inc. and Morgan & Lynch, Inc. Registrant acquired all of the issued and outstanding shares of stock of Creative Technology & Interactive Entertainment Group, Inc. in exchange for 8,500,000 shares of Registrant.

     (b) Creative Technology & Entertainment Group, Inc. is a Nevada corporation engaged in the development of Internet-based interactive entertainment software to create online casinos, sports betting, sports pools, bingo and wagering products. Registrant intends to utilize the Microsoft Windows MT 4.0 for the operating system and the Microsoft SQL Server 7.0 as the server platform. Registrant will seek out a partner to develop internally a secured web-based system wherein casino operators can manage the day-to-day operations of the casino. The intended system is to provide web-based applications which allow administering the casino and consumer records remotely. Registrant would generate financial and customer reports, manage customer accounts, process financial transactions, change and modify betting limits, manage or control those not permitted to participate in the casino (black listed - both as to individual players and venue of the players). Registrant's applications would be distributed through the so-called broadband delivery architecture, to be contracted out with third-party technology providers, wherein streaming video and wireless technology will be utilized. Registrant will introduce interactive products and their services targeted to the new consumer to the internet gambling experience, as well as those who may not have been satisfied utilizing other sites presently being operated by the European and Asian casino operators.

     Registrant faces intense competition in every facet of business. The following companies are competitors in the area of Internet gaming software:
MicroGaming Systems, Inc., Cryptologic, Inc., Boss Media AB, Casinobuilder.com, and StarNet. All of these companies have substantially greater assets and resources than Registrant does. Their ability to market their products is greater. In addition, their software programs offer a more expansive collection of casino games. These companies have established distribution networks. In contrast, Registrant is beginning the marketing of products and services and has limited assets or resources at this time to compete with large companies.

     Registrant anticipates that strategic competition will become more intense as new companies enter the internet gaming software market. To remain competitive, Registrant may have to reduce the anticipated cost of its products and services, which may negatively affect its potential profitability or lead to additional losses.

     Registrant believes that potential new competitors, including large interactive and online software companies, media companies, and electronic gaming companies, such as Sega and Sony, may increase their focus on the interactive wagering market.

     Registrant also anticipates that significant overseas competition will emerge. This may eventually result in additional competition as these overseas competitors expand.

     Registrant does not own any registered patents, copyrights or trademarks. In addition, Registrant is not a party to any agreements in which it is obligated to pay royalties.

     Jurisdictional regulation of Internet gaming is the process whereby Governments (jurisdictions) through law and licensing control the fair and equitable operation of gaming businesses. Jurisdictional regulation provides a confirmation to the Internet gambler, that the games originating from that jurisdiction are fair and are operated by responsible business people. The Registrant continues to support activities that protect both the consumer and the operator of such businesses.

     Registrant does not operate Internet casinos and therefore is not subject to any government regulation regarding Internet gaming. Nonetheless, because its business is dependent upon sales of its products and services to Internet casinos, its revenues may be negatively affected due to regulation of the Internet gaming business. While Registrant intends to concentrate marketing efforts upon the Australian, Caribbean, European and African gaming markets that permit Internet gaming, international, federal, state or local laws may be imposed at any time. The uncertainty surrounding the regulation of Internet gaming could have a material adverse effect on Registrant's business, revenues, operating results and financial condition. Registrant monitors the changes in any laws regarding Internet gaming. Should Internet gaming be declared illegal in certain jurisdictions Registrant contemplates doing business in, and/or there is a materially adverse effect upon business due to such declared illegality, Registrant may be forced to change its business plan.

     Registrant's management remains concerned about the continued interest by federal and state lawmakers to prohibit Internet gambling. If Internet gambling is prohibited, interest in our products and services will diminish. On November 19, 1999, the United States Senate passed S. 692, called the Internet Gambling Prohibition Act. On July 17, 1999, the U.S. House of Representatives failed to pass H.R. 3125, the U.S. House of Representative's version of the Senate Bill S. 692.

     Passage of such a gambling prohibition law would prohibit all Internet gambling sites from soliciting or collecting wagers from bettors in the United States. Registrant does not now or intend in the future to transact business with any Internet gambling sites located in the United States or that solicits or collects wagers from bettors in the United States.

     Registrant's policy is to provide software product only to casino operators who hold a license or demonstrate that they have a license pending.

Item 5. Other

     On November 16, 2000, the Company sold and issued 2,000,000 shares of its common stock pursuant to Regulation S, in cancellation of indebtedness of $500,000 to Netsat Holdings, Ltd.

Item 7.   Financial Statements and Exhibits

     (a) Exhibits:

         Exhibit No.    Description
         -----------    -----------

            2.1 Plan and Agreement of Reorganization dated October 25, 2000, by and between Creative Technology & Interactive Entertainment Group, Inc., Morning Splendor Management, Inc. and Morgan & Lynch, Inc.

            3.1         Certificate of Amendment to Articles of Incorporation.

           21           List of subsidiaries.

           23           Consents of Josefina C. de la Cruz, C.P.A.

     (b) Financial statements:

                        Creative Technology & Interactive Entertainment Group, Inc., a majority owned subsidiary; Consolidated Financial statements of August 31, 2000

                        Creative Technology & Interactive Entertainment Group, Inc.; Financial statements of August 31, 2000.

                        Creative Technology & Entertainment Group, Inc.; Financial statements of August 31, 2000.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: November 27, 2000                   CREATIVE TECHNOLOGIES HOLDINGS INC.



                                           By: /s/ Roy Rayo
                                               -----------------------------
                                               Roy Rayo
                                               President

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                                       AND
                            MAJORITY OWNED SUBSIDIARY


                        CONSOLIDATED FINANCIAL STATEMENTS
                                 AUGUST 31, 2000

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                                       AND
                            MAJORITY OWNED SUBSIDIARY


                        CONSOLIDATED FINANCIAL STATEMENTS
                                 AUGUST 31, 2000



                                TABLE OF CONTENTS
                                -----------------



                                                                                   PAGE
                                                                                   ----

INDEPENDENT AUDITORS' REPORT................................................          1

CONSOLIDATED BALANCE SHEET..................................................        2-3

CONSOLIDATED STATEMENT OF OPERATIONS........................................          4

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY..............................          5

CONSOLIDATED STATEMENT OF CASH FLOWS........................................          6

NOTES TO FINANCIAL STATEMENTS...............................................       7-12



                         JOSEFINA C. DE LA CRUZ, C.P.A.
                           A PROFESSIONAL CORPORATION

2700 N MAIN STREET, SUITE 990                           TEL. NO.  (714) 558-8703
SANTA ANA, CA 92705                                      FAX NO.  (714) 558-7940
                                                E-MAIL ADDRESS: JCRUZCPA@AOL.COM
--------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
Creative Technology & Interactive Entertainment Group, Inc.
Carson City, Nevada

We have audited the accompanying consolidated balance sheet of Creative Technology & Interactive Entertainment Group, Inc., (a Development Stage Company) and subsidiary, as of August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the period June 27, 2000 (date of inception) to August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Creative Technology & Interactive Entertainment Group, Inc. (A Development Stage Company) and subsidiary as of August 31, 2000 and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #6 to the consolidated financial statements, the Company and subsidiary have no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Josefina C. de la Cruz
Certified Public Accountant

September 20, 2000

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP INC.
                          AND MAJORITY OWNED SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 AUGUST 31, 2000

                                     ASSETS


CURRENT ASSETS

         Cash                                                           $106,788
         Advances to Employees                                            12,387
         Prepaid Rent                                                      8,575
                                                                        --------

         TOTAL CURRENT ASSETS                                            127,750
                                                                        --------

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation (Note 2)                                      12,580
                                                                        --------

OTHER ASSETS

         Escrow Deposit                                                   25,000
         Security Deposit                                                  7,300
                                                                        --------

         TOTAL OTHER ASSETS                                               32,300
                                                                        --------

TOTAL ASSETS                                                            $172,630
                                                                        ========




                 See notes to consolidated financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP INC.
                          AND MAJORITY OWNED SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                 AUGUST 31, 2000


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

         Accounts Payable                                             $  63,394
         Payroll Taxes Payable                                           21,752
         Advances From Officers (Note 8)                                 24,400
                                                                      ---------

         TOTAL CURRENT LIABILITIES                                      109,546
                                                                      ---------

MINORITY INTEREST (Note 5)                                              (73,913)
                                                                      ---------

STOCKHOLDERS' EQUITY (Note 4)

       Common Stock - $0.001 par value per share;
          100,000,000 shares authorized;
          500,000 shares issued and outstanding                             500
       Paid-in Capital                                                  499,500
       Accumulated Deficit                                             (363,003)
                                                                      ---------
         Total stockholders' equity                                     136,997
                                                                      ---------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $ 172,630
                                                                      =========




                 See notes to consolidated financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP INC.
                          AND MAJORITY OWNED SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
       FOR THE PERIOD JUNE 27, 2000 (DATE OF INCEPTION) TO AUGUST 31, 2000


REVENUE                                                               $       0
                                                                      ---------

EXPENSES
         General, selling and administrative expenses                   490,482
         Depreciation                                                       434
                                                                      ---------

         Total Expenses                                                 490,916
                                                                      ---------

LOSS BEFORE INCOME TAXES AND MINORITY INTEREST                         (490,916)

LOSS APPLICABLE TO MINORITY INTEREST                                    127,913
                                                                      ---------

NET LOSS                                                              $(363,003)
                                                                      =========


BASIC NET LOSS PER COMMON SHARE                                       $ (0.7260)
                                                                      =========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                               500,000
                                                                      =========





                 See notes to consolidated financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP INC.
                          AND MAJORITY OWNED SUBSIDIARY
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
       FOR THE PERIOD JUNE 27, 2000 (DATE OF INCEPTION) TO AUGUST 31, 2000



                                                          ADDITIONAL
                                                            PAID-IN      ACCUMULATED
                                SHARES        AMOUNT        CAPITAL        DEFICIT          TOTAL
                                ------        ------      ------------   ------------     ----------
Beginning balance                    0      $       0      $       0      $       0       $       0

Stocks issued for cash
on August 31, 2000             500,000            500        499,500                        500,000

Net loss, June 27, 2000
to August 31, 2000                                                         (490,916)       (490,916)

Minority interests in
subsidiary's deficit                                                        127,913         127,913
                             ---------      ---------      ---------      ---------       ---------
Ending balance
August 31, 2000                500,000      $     500      $ 499,500      $(363,003)      $ 136,997
                             =========      =========      =========      =========       =========



                 See notes to consolidated financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP INC.
                          AND MAJORITY OWNED SUBSIDIARY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
       FOR THE PERIOD JUNE 27, 2000 (DATE OF INCEPTION) TO AUGUST 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES

         Net loss                                                  $(363,003)
         Adjustment to reconcile net loss to net cash
            provided by operating activities
                  Depreciation                                           434
                  Minority interest in net loss of subsidiary       (127,913)
                  Increase in current assets                         (20,962)
                  Increase in current liabilities                     85,146
                                                                   ---------
                     Total adjustments                               (63,295)
                                                                   ---------
                     Net cash used in operating activities          (426,298)
                                                                   ---------

CASH FLOWS FROM INVESTING ACTIVITIES

         Purchase of property and equipment                          (13,014)
         Escrow and other deposits                                   (32,300)
         Sale of common shares                                       554,000
                                                                   ---------
                  Net cash from investing activities                 508,686
                                                                   ---------

CASH FLOWS FROM FINANCING ACTIVITIES

         Advances from officers                                       24,400
                                                                   ---------
                  Net cash provided by financing activities           24,400
                                                                   ---------

NET INCREASE IN CASH                                                 106,788

CASH, BEGINNING OF PERIOD                                                  0
                                                                   ---------

CASH, END OF PERIOD                                                $ 106,788
                                                                   =========



                 See notes to consolidated financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

     Creative Technology & Interactive Entertainment Group, Inc. (Parent) was organized on June 27, 2000 under the laws of the State of Nevada. The Company currently has no operations. Parent company initially acquired 70% of the outstanding stock of an operating development stage company, Creative Technology and Entertainment Group, Inc. (Subsidiary) pursuant to a stock purchase agreement. Subsequent stock purchase by parent company increased its ownership of the subsidiary to 73.3% as of August 31, 2000.

     Subsidiary was organized on May 19, 2000 under the laws of the State of Nevada as Creative Technology & Entertainment Group, Inc. It is currently engaged in software development. Both parent and subsidiary are development stage companies as defined in Financial Accounting Standards Board Statement No.
7. Both are concentrating substantially all efforts in raising capital and development business operations in order to generate significant revenues.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Consolidation Policy
     --------------------

          The accompanying consolidated financial statements include the accounts of the parent company, Creative Technology & Interactive Entertainment Group, Inc. and its subsidiary, Creative Technology and Entertainment Group, Inc. All inter-company transactions and balances have been eliminated in consolidation.

     Accounting Method
     -----------------

          The Company records income and expenses on the accrual method.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


     Estimates
     ---------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes
     ------------

          Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

     Reporting on Costs of Start-Up Activities
     -----------------------------------------

          Statement of Position 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-Up Activities" provides guidance on the financial reporting of start-up costs and organization costs. It requires most costs of start-up activities and organization costs to be expended as incurred. With the adoption of SOP 98-5, there has been little or no effect on the company's financial statements.

     Loss Per Share
     --------------

          Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share." Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


          equivalents had been converted to common stock. As of August 31,2000, the Company had no dilutive common stock such as stock options.

     Property, Plant and Equipment
     -----------------------------

          Property, plant and equipment are stated at cost. Depreciation is provided by use of the straight-line method over the estimated useful lives of the related assets, less residual value where appropriate as follows:

                 Building                           20 years
                 Office Equipment                    5 years
                 Machinery                          10 years
                 Leasehold Improvements              5 years


     Year End
     --------

          The Company has selected December 31 as its year-end.

NOTE 3 - INCOME TAXES

     There is no provision for income taxes for the period ended August 31, 2000 due to the consolidated net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of August 31, 2000 is as follows:


         Net operating loss carry forward            $ 490,916
         Valuation allowance                         $ 490,916
         Net deferred tax asset                              0


     The federal net operating loss carry forward will expire on 2020. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


NOTE 4 - STOCKHOLDERS' EQUITY

     Common Stock
     ------------

          The authorized common stock of the parent company consists of 100 million shares with a par value of $.001 per share. On August 31, 2000, the company issued 500,000 shares of its $.001 par value common stock for a consideration of $500,000 cash.

     Investment in Subsidiary
     ------------------------

          Pursuant to a stock purchase agreement on August 21, 2000, the company purchased 14 million shares or 70% of the issued and outstanding stock of its subsidiary for a total consideration of $4,354,000. Terms and conditions of the agreement are:

          (a) Initial payment was US$ 400,000 and the balance of US$ 3,954,000 payable in (10) monthly consecutive installments on the 15th day of each month beginning August 2000 and ending on May 2001 (the maturity date). The obligation is represented by a non-interest bearing conditional promissory note.

          (b) The payments on the promissory note are subject to the realization of the expected financial projections in the "Business Plan" and achievement of the "Development Milestone Projection" for the development of Inner G software system by the subsidiary.

     At August 31, 2000, the balance of the conditional promissory note payable to its subsidiary is $3,830,000.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


     Scheduled note payments are as follows:


        September 15, 2000                 US$  300,000.00
        October 15, 2000                   US$  305,000.00
        November 15, 2000                  US$  305,000.00
        December 15, 2000                  US$  300,000.00
        January 15, 2001                   US$  760,000.00
        February 15, 2001                  US$  800,000.00
        March 15, 2001                     US$  785,000.00
        April 15, 2001                     US$  140,000.00
        May 15, 2001                       US$  135,000.00
                                             -------------
                 Total                     US$3,830,000.00
                                             =============


NOTE 5 - MINORITY INTEREST

     Minority interest in the subsidiary company is 26.7% as of August 31, 2000. Minority interest consists of the following:


         5,333,334 shares, common stock @ $.01 par value                        $   53,334
         Paid-in capital                                                               666
         Minority interest share of deficit                                       (127,913)
                                                                                ----------
                  Total Minority Interest                                       $  (73,913)
                                                                                ==========

                        CREATIVE TECHNOLOGY & INTERACTIVE
                          ENTERTAINMENT GROUP, INC. AND
                            MAJORITY OWNED SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------
                                 August 31, 2000


NOTE 6 - GOING CONCERN

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company.

NOTE 7 - WARRANTS AND OPTIONS

     There are no warrants and options outstanding to acquire any additional shares of common stock.

NOTE 8 - OFFICERS ADVANCES

     While the company is seeking additional capital through a merger with an existing Company, an officer of the Company has advanced funds on behalf of the Company to pay for any costs incurred by it. These funds are interest free.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2000

                                TABLE OF CONTENTS
                                -----------------



                                                                                          PAGE
                                                                                          ----
INDEPENDENT AUDITORS' REPORT......................................................           1

ASSETS............................................................................           2

LIABILITIES AND STOCKHOLDERS' EQUITY..............................................           3

STATEMENT OF OPERATIONS...........................................................           4

STATEMENT OF STOCKHOLDERS' EQUITY.................................................           5

STATEMENT OF CASH FLOWS...........................................................           6

NOTES TO FINANCIAL STATEMENTS.....................................................        7-11


                         JOSEFINA C. DE LA CRUZ, C.P.A.
                           A PROFESSIONAL CORPORATION


2700 N MAIN STREET, SUITE 990                           TEL. NO.  (714) 558-8703
SANTA ANA, CA 92705                                      FAX NO.  (714) 558-7940
                                                e-mail address: jcruzcpa@aol.com
--------------------------------------------------------------------------------



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
Creative Technology & Interactive Entertainment Group, Inc.
Carson City, Nevada


We have audited the accompanying balance sheet of Creative Technology & Interactive Entertainment Group, Inc., (a Development Stage Company), as of August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the period June 27, 2000 (date of inception) to August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Technology & Interactive Entertainment Group, Inc. (A Development Stage Company) as of August 31, 2000 and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statement has been prepared assuming the Company will continue as a going concern. As discussed in Note #6 to the financial statement, the Company has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.



Josefina C. de la Cruz
Certified Public Accountant

September 19, 2000

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                                  BALANCE SHEET
                                  -------------

                                 August 31, 2000


                                     ASSETS
                                     ------



CURRENT ASSETS


         Cash in Bank                                     $      400

OTHER ASSETS

         Investment in Subsidiary (Note 3)                 4,361,000
                                                          ----------


TOTAL ASSETS                                              $4,361,400
                                                          ==========




   The accompanying notes are an integral part of these financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                                  BALANCE SHEET
                                  -------------

                                 August 31, 2000


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


LIABILITIES

CURRENT LIABILITIES

         Accrued Expense Payable                            $    18,840
         Advances From Officers                                  24,400
                                                            -----------
                                                                 43,240

OTHER LIABILITIES

         Notes Payable (Note 7)                               3,830,000
                                                            -----------

         TOTAL LIABILITIES                                    3,873,240
                                                            -----------

STOCKHOLDERS' EQUITY  (Note 5)

         Common stock, $.001 par value per share
         100,000,000 shares authorized;
         500,000 shares issued and outstanding                      500

         Additional Paid-in Capital                             499,500

         Accumulated loss during the development stage          (11,840)
                                                            -----------

         TOTAL STOCKHOLDERS' EQUITY                             488,160
                                                            -----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 4,361,400
                                                            ===========





   The accompanying notes are an integral part of these financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                             STATEMENT OF OPERATIONS
                             -----------------------

       For the Period June 27, 2000 (Date of Inception) to August 31, 2000


REVENUE                                                     $   7,000
                                                            ---------

EXPENSES
         General, Selling
         and Administrative                                    18,840
                                                            ---------


NET PROFIT (LOSS)                                           $ (11,840)
                                                            =========


NET LOSS PER SHARE                                          $(0.02368)
                                                            =========

AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                     500,000
                                                            =========




   The accompanying notes are an integral part of these financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  --------------------------------------------
       For the Period June 27, 2000 (Date of Inception) to August 31, 2000


                                                                       ADDITIONAL
                                                   COMMON STOCK          PAID-IN     ACCUMULATED
                                              SHARES         AMOUNT      CAPITAL       DEFICIT
                                             --------      --------    -----------   ------------
INCEPTION AT JUNE 27, 2000                         0       $      0      $      0      $      0

Stocks issued for cash on
 August 31, 2000                             500,000            500       499,500

Net loss, June 27, 2000 to
  August 31, 2000                                                                       (11,840)
                                            --------       --------      --------      --------

BALANCE, AUGUST 31, 2000                     500,000       $    500      $499,500      $(11,840)
                                            ========       ========      ========      ========





   The accompanying notes are an integral part of these financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                             STATEMENT OF CASH FLOWS
                             -----------------------

       For the Period June 27, 2000 (Date of Inception) to August 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                             $   (11,840)
         Adjustment to reconcile net loss
            to net cash provided by operating activities
         Increase in accrued expenses                              18,840
                                                              -----------

         CASH PROVIDED BY OPERATING ACTIVITIES                      7,000
                                                              -----------

CASH FLOWS FROM INVESTING ACTIVITIES

         Investment in subsidiary                              (4,361,000)
         Proceeds from sale of common shares                      500,000
                                                              -----------

         CASH PROVIDED BY INVESTING ACTIVITIES                 (3,861,000)
                                                              -----------

CASH FLOWS FROM FINANCING ACTIVITIES

         Increase in notes payable (Note 7)                     3,830,000
         Advances from officers                                    24,400
                                                              -----------

         CASH PROVIDED BY FINANCING ACTIVITIES                  3,854,400
                                                              -----------

NET INCREASE IN CASH                                                  400

CASH, BEGINNING OF PERIOD                                               0
                                                              -----------

CASH, END OF PERIOD                                           $       400
                                                              ===========




   The accompanying notes are an integral part of these financial statements.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was organized on June 27, 2000 under the laws of the State of Nevada as Creative Technology & Interactive Entertainment Group, Inc. The Company currently has no operations. The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Method
     -----------------

          The Company records income and expenses on the accrual method.

     Estimates
     ---------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes
     ------------

          Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


     Reporting on Costs of Start-Up Activities
     -----------------------------------------

          Statement of Position 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-Up Activities" provides guidance on the financial reporting of start-up costs and organization costs. It requires most costs of start-up activities and organization costs to be expended as incurred. With the adoption of SOP 98-5, there has been little or no effect on the company's financial statements.

     Loss Per Share
     --------------

          Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share." Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of August 31, 2000, the Company had no dilutive common stock such as stock options.

     Year End
     --------

          The Company has selected December 31 as its year-end.

     Year 2000 disclosure
     --------------------

          The Y2K issue had no effect on this Company.

NOTE 3 - INVESTMENT IN SUBSIDIARY

     Pursuant to a purchase stock agreement on August 21, 2000 and as stated on
Note 7, the company has investment in a development stage Nevada Company, Creative Technology and Entertainment Group, Inc. The Company owns 73.3% of the outstanding voting common stock as of August 31, 2000 of CTE. Detail on the investment account which is carried at cost is as follows:

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000



            DATE OF PURCHASE                   DESCRIPTION                        ACQUISITION COST
            ----------------                   -----------                        ----------------
            August 21, 2000           14,000,000 shares, common stock                $ 4,354,000
            August 31, 2000              666,666 shares, common stock                      7,000
                                                                                     -----------
                     Total investment in subsidiary                                  $ 4,361,000
                                                                                     ===========


NOTE 4 - INCOME TAXES

     There is no provision for income taxes for the period ended August 31, 2000 due to the net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of August 31, 2000 is as follows:


     Net operating loss carry forward                        $ 11,840
     Valuation allowance                                     $ 11,840
     Net deferred tax asset                                  $      0


     The federal net operating loss carry forward will expire on 2020. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

NOTE 5 - STOCKHOLDERS' EQUITY

     Common Stock
     ------------

     The authorized common stock of Creative Technology & Interactive Entertainment Group, Inc. consists of 100,000,000 shares with a par value of $0.001 per share.

     Creative Technology & Interactive Entertainment Group, Inc has no preferred stock.

     On August 31, 2000, the company issued 500,000 shares of its $.001 par value common stock in consideration of $500,000 in cash.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


NOTE 6 - GOING CONCERN

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

     On August 21, 2000, a stock investment agreement with conditional promissory note was entered between the Company and Creative Technology and Entertainment Group, Inc. (CT Entertainment). CT Entertainment sold and issued 70% of its total issued and outstanding shares equivalent to fourteen million (14,000,000) shares for four million three hundred fifty-four thousand dollars (US$ 4,354,000). Terms and conditions of the agreement are:

     (a) Initial payment was US$ 400,000 and the balance of US$ 3,954,000 payable in (10) monthly consecutive installments on the 15th day of each month beginning August 2000 and ending on May 2001 (the maturity date). The obligation is represented by a non-interest bearing conditional promissory note.

     (b) The payments on the promissory note are subject to the realization of the expected financial projections in the "Business Plan" and achievement of the "Development Milestone Projection" for the development of Inner G software system.

     At August 31, 2000, the balance of the conditional promissory note payable is $3,830,000.

                        CREATIVE TECHNOLOGY & INTERACTIVE
                            ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


                  Scheduled note payments are as follows:


                  September 15, 2000                  US$  300,000.00
                  October 15, 2000                    US$  305,000.00
                  November 15, 2000                   US$  305,000.00
                  December 15, 2000                   US$  300,000.00
                  January 15, 2001                    US$  760,000.00
                  February 15, 2001                   US$  800,000.00
                  March 15, 2001                      US$  785,000.00
                  April 15, 2001                      US$  140,000.00
                  May 15, 2001                        US$  135,000.00
                                                        -------------
                           Total                      US$3,830,000.00
                                                        =============


NOTE 8 - WARRANTS AND OPTIONS

     There are no warrants and options outstanding to acquire any additional shares of common stock.

NOTE 9 - OFFICERS ADVANCES

     While the company is seeking additional capital through a merger with an existing Company, an officer of the Company has advanced funds on behalf of the Company to pay for any costs incurred by it. These funds are interest free.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                              FINANCIAL STATEMENTS
                                 AUGUST 31, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                  PAGE
                                                                                  ----

INDEPENDENT AUDITORS" REPORT...............................................          1

ASSETS.....................................................................          2

LIABILITIES AND STOCKHOLDERS" EQUITY.......................................          3

STATEMENT OF OPERATIONS....................................................          4

STATEMENT OF STOCKHOLDERS" EQUITY..........................................          5

STATEMENT OF CASH FLOWS....................................................          6

NOTES TO FINANCIAL STATEMENTS..............................................       7-10


                         JOSEFINA C. DE LA CRUZ, C.P.A.
                           A PROFESSIONAL CORPORATION


2700 N MAIN STREET, SUITE 990                            TEL. NO. (714) 558-8703
SANTA ANA, CA 92705                                       FAX NO. (714) 558-7940
                                                E-MAIL ADDRESS: JCRUZCPA@AOL.COM
--------------------------------------------------------------------------------


                          INDEPENDENT AUDITORS" REPORT
                          ----------------------------


Board of Directors
Creative Technology & Entertainment Group, Inc.
Carson City, Nevada


We have audited the accompanying balance sheet of Creative Technology & Entertainment Group, Inc., (a Development Stage Company), as of August 31, 2000 and the related statements of operations, stockholders' equity and cash flows for the period May 19, 2000 (date of inception) to August 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Technology & Entertainment Group, Inc. (A Development Stage Company) as of August 31, 2000 and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statement has been prepared assuming the Company will continue as a going concern. As discussed in Note #5 to the financial statement, the Company has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.



Josefina C. de la Cruz
Certified Public Accountant


September 19, 2000

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                                  BALANCE SHEET
                                  -------------

                                 August 31, 2000


                                     ASSETS
                                     ------



CURRENT ASSETS

         Cash in Bank                           $   106,388
         Advances to Employees                       12,387
         Prepaid Rent                                 8,575
                                                -----------

         TOTAL CURRENT ASSETS                       127,350
                                                -----------

PROPERTY AND EQUIPMENT

         Office Equipment                            13,014
         Accumulated Depreciation                      (434)
                                                -----------

         TOTAL PROPERTY AND EQUIPMENT, NET           12,580
                                                -----------

OTHER ASSETS

         Notes Receivable (Note 7)                3,830,000
         Escrow Deposit                              25,000
         Security Deposit                             7,300
                                                -----------

         TOTAL OTHER ASSETS                       3,862,300
                                                -----------


TOTAL ASSETS                                    $ 4,002,230
                                                ===========




                 See accountant's report and accompanying notes.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                                  BALANCE SHEET
                                  -------------

                                 August 31, 2000


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


CURRENT LIABILITIES

         Accounts Payable                                     $    44,554
         Payroll Taxes Payable                                     21,752
                                                              -----------

         TOTAL LIABILITIES                                         66,306
                                                              -----------


STOCKHOLDERS' EQUITY (Note 4)

         Common stock, authorized 100,000,000 shares
         of $.01 par value, 20,000,000 shares issued and
         outstanding at August 31, 2000                           200,000

         Paid-in Capital                                        4,215,000

         Accumulated deficit                                     (479,076)
                                                              -----------

         TOTAL STOCKHOLDERS' EQUITY                             3,935,924
                                                              -----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $ 4,002,230
                                                              ===========




                 See accountant's report and accompanying notes.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                             STATEMENT OF OPERATIONS
                             -----------------------

       For the Period May 19, 2000 (Date of Inception) to August 31, 2000



REVENUE                                               $       0
                                                      ---------

EXPENSES
         General, Selling and
         Administrative Expenses                        478,642
         Depreciation                                       434
                                                      ---------

         Total Expenses                                 479,076
                                                      ---------


NET LOSS                                              $(479,076)
                                                      =========





                 See accountant's report and accompanying notes.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

       For the Period May 19, 2000 (Date of Inception) to August 31, 2000


                                                                              ADDITIONAL
                                                       COMMON STOCK             PAID-IN       ACCUMULATED
                                                  SHARES         AMOUNT         CAPITAL         DEFICIT
                                               -----------     ----------     -----------     ------------
INCEPTION AT MAY 19, 2000                               0      $        0      $        0      $        0

Stocks issued for cash and
  promissory note on August 31, 2000           14,000,000         140,000       4,214,000


Stocks issued for services
  on August 30, 2000                            4,000,000          40,000


Stocks issued for services
   on August 30, 2000                           2,000,000          20,000           1,000

Net loss, May 19, 2000 to August 31, 2000                                                      $ (479,076)

                                               ----------      ----------      ----------      ----------
BALANCE, AUGUST 31, 2000                       20,000,000      $  200,000      $4,215,000      $ (479,076)
                                               ==========      ==========      ==========      ==========




                 See accountant's report and accompanying notes.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                             STATEMENT OF CASH FLOWS

       For the Period May 19, 2000 (Date of Inception) to August 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES
         Net loss                                       $  (479,076)
         Adjustment to reconcile net loss to net
             cash provided by operating activities
         Depreciation                                           434
         Increase in current assets                         (20,962)
         Increase in current liabilities                     66,306
                                                        -----------

         NET CASH USED IN OPERATING ACTIVITIES             (433,298)
                                                        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
         Issuance of common shares                        4,415,000
         Escrow and other deposits                          (32,300)
         Purchase of equipment                              (13,014)
                                                        -----------

         NET CASH FROM INVESTING ACTIVITIES               4,369,686
                                                        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
         Increase in notes receivable                    (3,830,000)
                                                        -----------

         NET CASH FROM FINANCING ACTIVITIES              (3,830,000)
                                                        -----------

NET INCREASE IN CASH                                        106,388

CASH, BEGINNING OF PERIOD                                         0
                                                        -----------

CASH, END OF PERIOD                                     $   106,388
                                                        ===========



                 See accountant's report and accompanying notes.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

     The Company was organized on May 19, 2000 under the laws of the State of Nevada as Creative Technology & Entertainment Group, Inc. It is currently engaged in software development. The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Accounting Method
     -----------------

          The Company records income and expenses on the accrual method.

     Estimates
     ---------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Income Taxes
     ------------

          Income taxes are provided for using the liability method of accounting in accordance with Statement of Financial Accounting Standards No. 109 (SFAS #109) "Accounting for Income Taxes." A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


     Reporting on Costs of Start-Up Activities
     -----------------------------------------

          Statement of Position 98-5 ("SOP 98-5"), "Reporting on the Costs of Start-Up Activities" provides guidance on the financial reporting of start-up costs and organization costs. It requires most costs of start-up activities and organization costs to be expended as incurred. With the adoption of SOP 98-5, there has been little or no effect on the company's financial statements.

     Loss Per Share
     --------------

          Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) "Earnings Per Share". Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of August 31, 2000, the Company had no dilutive common stock such as stock options

     Year End
     --------

          The Company has selected December 31 its year-end.

NOTE 3 - INCOME TAXES

     There is no provision for income taxes for the period ended August 31, 2000 due to the net loss and no state income tax in Nevada, the state of the Company's domicile and operations. The Company's total deferred tax asset as of August 31, 2000 is as follows:


      Net operation loss carry forward                     $ 479,076
      Valuation allowance                                  $ 479,076
      Net deferred tax asset                               $       0


     The federal net operating loss carry forward will expire on 2020. This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


NOTE 4 - STOCKHOLDERS" EQUITY

     Common Stock
     ------------

     The authorized common stock of Creative Technology & Entertainment Group, Inc. consists of 100,000,000 shares with a par value of $0.01 per share; 20,000,000 shares of stock are issued and outstanding as of August 31, 2000.

NOTE 5 - GOING CONCERN

     The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company fully depends upon significant cash from investors to cover its operating costs and to allow it to continue as a going concern. A Stock Investment Agreement with Conditional Promissory Note has been entered into with Creative Technology & Interactive Entertainment Group, Inc. for ensuring continuous cash in-flow to enable the realization of project timeliness. Details of the agreement are under
     Note 7.

NOTE 6 - RELATED PARTY TRANSACTIONS

     There are no related party transactions at August 31, 2000.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

     On August 21, 2000, a stock investment agreement with conditional promissory note was entered between the Company and Creative Technology & Interactive Entertainment Group, Inc. (CTIE). CTIE acquired 70% of its total issued and outstanding shares of the Company consisting of fourteen million (14,000,000) shares for four million three hundred fifty-four thousand dollars (US$ 4,354,000). Terms and conditions of the agreement are:

     (a) Initial payment was US$ 400,000 and the balance of US$ 3,954,000 payable in (10) monthly consecutive installments on the 15th day of each month beginning August 2000

                 CREATIVE TECHNOLOGY & ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                 August 31, 2000


          and ending on May 2001 (the maturity date). The obligation is represented by a non-interest bearing conditional promissory note.

     (b) The payments on the promissory note are subject to the realization of the Company's expected financial projections in the "Business Plan" and achievement of the "Development Milestone Projection" for the development of Inner G software system.

     At August 31, 2000, the balance of the conditional promissory note receivable is $3,830,000.


                    Payment Date                       Amount
                    ------------                       ------
                 September 15, 2000                 $   300,000
                 October 15, 2000                       305,000
                 November 15, 2000                      305,000
                 December 15, 2000                      300,000
                 January 15, 2001                       760,000
                 February 15, 2001                      800,000
                 March 15, 2001                         785,000
                 April 15, 2001                         140,000
                 May 15, 2001                           135,000
                                                    -----------
                 Total                              $ 3,830,000
                                                    ===========


NOTE 8 - WARRANTS AND OPTIONS

     There are no warrants and options outstanding to acquire any additional shares of common stock.


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